Prudential Jennison Mid-Cap Growth Fund, Inc. (the “Fund”)

Supplement dated June 13, 2016 to the Currently Effective Prospectus and Summary Prospectus

The Fund's Board of Directors has approved the resumption of the Fund's sales of shares to all eligible investors effective on or about July 15, 2016.

As of the close of business on April 8, 2013, the Fund closed to most new investors, subject to certain exceptions. On or about July 15, 2016 the Fund will be re-opened to all eligible investors. As always, the Fund reserves the right to reject any purchase order.

LR861